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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1998 included in MicroTouch Systems, Inc.'s Form 10-K for the year ended December 31, 1997.



                                             /s/ Arthur Andersen LLP

                                             Arthur Andersen LLP





Boston, Massachusetts
October 5, 1998